Exhibit 10.1

Execution Version

CONTRIBUTION AGREEMENT

This CONTRIBUTION AGREEMENT (this “Agreement”), is made and entered into as of January 31, 2019, by and between EnLink Midstream, LLC, a Delaware limited liability Company (“ENLC”), and EnLink Midstream Partners, LP, a Delaware limited partnership and a subsidiary of ENLC (“ENLK”). ENLC and ENLK are referred to herein collectively as the “Parties” and each individually as a “Party.”  Capitalized terms used but not defined herein have the meaning given them in the First Amended and Restated Agreement of Limited Partnership (the “EOGP Partnership Agreement”) of EnLink Oklahoma Gas Processing, LP, a Delaware limited partnership (“EOGP”).

RECITALS:

WHEREAS, ENLC (as successor to EnLink Midstream, Inc.) owns limited partnership interests in EOGP (“EOGP Interests”) with an associated Percentage Interest of 16.129% (the “Contributed Interests”);

WHEREAS, ENLC owns 100% of the common units representing limited partnership interests in ENLK (the “ENLK Common Units”);

WHEREAS, EnLink Midstream Operating, LP, a Delaware limited partnership and a wholly-owned subsidiary of ENLK (the “EnLink Midstream Operating”), owns the remaining EOGP Interests with an associated Percentage Interest of 83.871%;

WHEREAS, ENLC desires to contribute to ENLK and ENLK desires to contribute to EnLink Midstream Operating all of the Contributed Interests;

WHEREAS, in order to efficiently implement the transactions described in the preceding recital, the Parties have agreed that ENLC shall, at the direction of ENLK, contribute all of the Contributed Interests directly to EnLink Midstream Operating (such contribution, the “Contribution”);

WHEREAS, in consideration for the Contribution, ENLK desires to issue to ENLC (the “Issuance” and, together with the Contribution, the “Transactions”) 55,827,221 ENLK Common Units (the “Consideration Units”); and

WHEREAS, the Parties desire to effect the Transactions on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I
THE CONTRIBUTION

1.1          Contribution and Issuance.

(a)   At the Effective Time, and on the terms and subject to the conditions set forth in this Agreement, ENLC will contribute, assign, and transfer, at the direction of ENLK, to EnLink Midstream Operating, and ENLK will cause EnLink Midstream Operating to receive and accept from ENLC, the Contributed Interests, free and clear of any lien, mortgage, security interest, pledge, or other similar restriction (other than restrictions under applicable federal and state securities laws and restrictions on transfer pursuant to the EOGP Partnership Agreement), in each case, pursuant to the Assignment and Assumption Agreement in the form attached hereto as Exhibit A (the “Assignment Agreement”).

(b)   At the Effective Time, and on the terms and subject to the conditions set forth in this Agreement, in consideration for the Contribution, ENLK will (i) issue and deliver to ENLC the Consideration Units (in book-entry form), by instruction to ENLK’s transfer agent or otherwise, and (ii) deliver evidence of such issuance that is reasonably satisfactory to ENLC.

(c)   For income tax and accounting purposes, the transactions described in this Article I shall be treated as (i) a nontaxable contribution under IRC Section 721(a) of the Contributed Interests by ENLC to ENLK, followed immediately thereafter by (ii) a nontaxable contribution under IRC Section 721(a) of the Contributed Interests by ENLK to EnLink Midstream Operating.

ARTICLE II
CLOSING

2.1          Closing.  Subject to the terms and conditions of this Agreement, and unless otherwise agreed in writing by the Parties, the closing of the Transactions shall occur at 11:59 p.m. (Dallas, Texas time) on the date hereof (the “Effective Time”).

ARTICLE III
MISCELLANEOUS

3.1          Complete Agreement.  This Agreement and the Assignment Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof and thereof.

3.2          Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, including laws of the State of Delaware relating to applicable statutes of limitation, burdens of proof, and available remedies.

3.3          Amendment and Modification.  This Agreement may be amended, modified, or supplemented only by written agreement of the Parties.

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3.4          Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns, but neither this Agreement nor any of the rights, benefits, or obligations hereunder shall be assigned or transferred, by operation of law or otherwise, without the prior written consent of the other Party. Nothing in this Agreement, express or implied, is intended to confer upon any person or entity other than the Parties and their respective permitted successors and assigns any rights, benefits, or obligations hereunder.

3.5          Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of applicable law or public policy, all other conditions or provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party.  Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the Transactions are consummated as originally contemplated to the fullest extent possible.

3.6          Multiple Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

3.7          Deliveries at Closing.  Promptly following the Effective Time, the Parties shall exchange and deliver such documents, certificates, and other instruments as may be reasonably requested by a Party to carry out the intent and purposes of this Agreement.

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[Signature page follows]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

ENLINK MIDSTREAM, LLC

By:	EnLink Midstream Manager, LLC,
its Managing Member

By:	/s/ Michael J. Garberding
Michael J. Garberding
President and Chief Executive Officer

ENLINK MIDSTREAM PARTNERS, LP

By:	EnLink Midstream GP, LLC,
its General Partner

By:	/s/ Eric D. Batchelder
Eric D. Batchelder
Executive Vice President and
Chief Financial Officer

[Signature Page to Contribution Agreement]

Exhibit A

Assignment and Assumption Agreement

(See attached.)

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment (this “Assignment”) is made and entered into effective as of 11:59 p.m. (Dallas, Texas time) on January 31, 2019 (the “Effective Time”), by and between EnLink Midstream, LLC, a Delaware limited liability company (“ENLC”), and EnLink Midstream Operating, LP, a Delaware limited partnership (“EnLink Midstream Operating”) and a wholly-owned subsidiary of EnLink Midstream Partners, LP, a Delaware limited partnership (“ENLK”).  ENLC and EnLink Midstream Operating are referred to herein collectively as the “Parties” and each individually as a “Party.”

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in that certain Contribution Agreement, dated as of January 31, 2019 (the “Contribution Agreement”), by and between ENLC and ENLK.

W I T N E S S E T H:

WHEREAS, ENLC owns the Contributed Interests in EnLink Oklahoma Gas Processing, LP, a Delaware limited partnership (“EOGP”); and

WHEREAS, pursuant to the Contribution Agreement, ENLC has agreed to contribute, assign, and transfer the Contributed Interests to EnLink Midstream Operating, and the Parties hereby desire to effect such contribution, assignment, and transfer.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

1.                                      Assignment.  Subject to and in accordance with the terms of the Contribution Agreement, ENLC hereby CONTRIBUTES, ASSIGNS, AND TRANSFERS to EnLink Midstream Operating the Contributed Interests, free and clear of any lien, mortgage, security interest, pledge, or other similar restriction (other than restrictions under applicable federal and state securities laws and restrictions on transfer pursuant to the EOGP Partnership Agreement), and EnLink Midstream Operating hereby accepts the same.

2.                                      Substitution as Limited Partner.  From and after the Closing, EnLink Midstream Operating shall be substituted for ENLC as a limited partner of EOGP with respect to the Contributed Interests and shall become the sole limited partner of EOGP.  From and after the Closing, ENLC shall cease to be a limited partner of EOGP and to have or exercise any right or power as a limited partner of EOGP or with respect to the Contributed Interests.

3.                                      Disclaimer of Warranties.

(a)           ENLC IS CONVEYING THE CONTRIBUTED INTERESTS WITHOUT REPRESENTATION OR WARRANTY.

(b)           ENLC and EnLink Midstream Operating agree that, to the extent required by applicable Law to be effective, the disclaimers contained in Section 3(a) herein are “conspicuous” disclaimers.

4.                                      Miscellaneous.

(c)           Complete Agreement.  This Assignment and the Contribution Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof and thereof.

(d)           Governing Law.  This Assignment shall be governed by and construed in accordance with the laws of the State of Delaware, including laws of the State of Delaware relating to applicable statutes of limitation, burdens of proof, and available remedies.

(e)           Amendment and Modification.  This Assignment may be amended, modified, or supplemented only by written agreement of the Parties.

(f)            Binding Effect and Assignment. This Assignment shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns, but neither this Assignment nor any of the rights, benefits, or obligations hereunder shall be assigned or transferred, by operation of law or otherwise, without the prior written consent of the other Party. Nothing in this Assignment, express or implied, is intended to confer upon any person or entity other than the Parties and their respective permitted successors and assigns any rights, benefits, or obligations hereunder.

(g)           Severability. If any term or other provision of this Assignment is invalid, illegal, or incapable of being enforced by any rule of applicable law or public policy, all other conditions or provisions of this Assignment shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party.  Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the Transactions are consummated as originally contemplated to the fullest extent possible.

(h)           Multiple Counterparts.  This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Assignment transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

(i)            Deliveries at Closing.  Promptly following the Effective Time, the Parties shall exchange and deliver such documents, certificates, and other instruments as may be reasonably requested by a Party to carry out the intent and purposes of this Assignment.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties have executed this Assignment as of the date first set forth above.

ENLINK MIDSTREAM, LLC

By:	EnLink Midstream Manager, LLC,
its Managing Member

By:
Michael J. Garberding
President and Chief Executive Officer

ENLINK MIDSTREAM OPERATING, LP

By:	EnLink Midstream Operating GP, LLC,
its General Partner

By:
Eric D. Batchelder
Executive Vice President and
Chief Financial Officer

[Signature Page to Assignment and Assumption Agreement]